UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

TONIX PHARMACEUTICALS HOLDING CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 TONIX PHARMACEUTICALS HOLDING CORP.

509 Madison Avenue, Suite 306

New York, New York 10022

Telephone:  (212) 980-9155

April 22, 2015

Dear Shareholders:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Tonix Pharmaceuticals Holding Corp. (the “Company”). The meeting will be held at 10:00 a.m., local time, on June 8, 2015, at the offices of the Company at 509 Madison Avenue, Suite 306, New York, New York 10022. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the Annual Report on Form 10-K for the year ended December 31, 2014.

At this meeting you will be asked to consider the following proposals:

1.          To elect the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.          To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.          To act on such other matters as may properly come before the meeting or any adjournment there.

Please note that attendance at the Annual Meeting will be limited to shareholders of record at the close of business on April 15, 2015, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Shareholders who do not expect to attend the 2015 Annual Meeting in person may submit their ballot to the Management of the Company at 509 Madison Avenue, Suite 306, New York, New York 10022.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Seth Lederman
Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors

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TONIX PHARMACEUTICALS HOLDING CORP.

509 Madison Avenue, Suite 306

New York, New York 10022

Telephone:  (212) 980-9155

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the shareholders of Tonix Pharmaceuticals Holding Corp. (the “Company”) will be held on Monday, June 8, 2015, at 10:00 a.m. local time at the offices of the Company at 509 Madison Avenue, Suite 306, New York, New York 10022 for the purposes of:

1.         To elect the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.         To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.         To act on such other matters as may properly come before the meeting or any adjournment there.

Only shareholders of record at the close of business on April 15, 2015, will be entitled to attend and vote at the meeting. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available at the principal office of the Company during usual business hours, for examination by any shareholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to shareholders on or about April 29, 2015.

Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Shareholders to be held on June 8, 2015:

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2014 are available at: http://viewproxy.com/tonixpharma/2015/.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Seth Lederman
Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors
April 22, 2015

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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TONIX PHARMACEUTICALS HOLDING CORP.

509 Madison Avenue, Suite 306

New York, New York 10022

Telephone:  (212) 980-9155

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, JUNE 8, 2015

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Tonix Pharmaceuticals Holding Corp. (the “Company”), for use at the Annual Meeting of the Company’s shareholders to be held at the offices of the Company at 509 Madison Avenue, Suite 306, New York, New York 10022 on June 8, 2015, at 10:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about April 29, 2015.

REVOCABILITY OF PROXY AND SOLICITATION

Any shareholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Shareholders of record at the close of business on April 15, 2015, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Seth Lederman, our Chief Executive Officer, and Leland Gershell, our Chief Financial Officer, or either one of them who acts, will vote:

•	FOR the election of the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

•	FOR ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of April 15, 2015, there were 16,137,898 shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company.  Shareholders are entitled to one vote for each share of common stock held by them.

One-third (1/3) of the outstanding shares, or 5,379,300 shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote and are counted towards the quorum.

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Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposal at this meeting to elect directors is considered a “non-routine” matter, and brokers are not entitled to vote uninstructed shares with respect to this proposal. Only the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm is a routine matter that brokers are entitled to vote shares without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Shareholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote; and

•	For each other matter specified in the Notice of Annual Meeting of Shareholders, the affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Tonix Pharmaceuticals Holding Corp. (sometimes referred to as the “Company,” “Tonix,” “we” or “us”) is soliciting your proxy to vote at the 2015 Annual Meeting of Shareholders.  According to our records, you were a shareholder of the Company as of the end of business on April 15, 2015.

You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about April 29, 2015 to all shareholders of record on April 15, 2015 (the “Record Date”) entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on February 27, 2015.

What is the proxy card?

The proxy card enables you to appoint Seth Lederman, our Chief Executive Officer, and Leland Gershell, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the 2015 Annual Meeting being held?

The 2015 Annual Meeting will be held on Monday, June 8, 2015 commencing at 10:00 A.M., local time, at the offices of the Company at 509 Madison Avenue, Suite 306, New York, New York 10022.

Can I view these proxy materials over the Internet?

Yes.  The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2014 are available at http://viewproxy.com/tonixpharma/2015/.

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Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on April 15, 2015 will be entitled to vote at the Annual Meeting.  On this record date, there were 16,137,898 shares of common stock outstanding and entitled to vote.

The 2015 Annual Meeting will begin promptly at 10:00 A.M., local time.  Check-in will begin one-half hour prior to the meeting.  Please allow ample time for the check-in procedures.

Shareholder of Record: Shares Registered in Your Name

If on April 15, 2015 your shares were registered directly in your name with Tonix’s transfer agent, VStock Transfer, LLC, then you are a shareholder of record.  As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 15, 2015, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the 2015 Annual Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.           To elect the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.           To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

3.           To act on such other matters as may properly come before the meeting or any adjournment there.

The Board of Directors is not currently aware of any other business that will be brought before the 2015 Annual Meeting.

How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify.  For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record as of the Record Date, you may vote in person at the 2015 Annual Meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the 2015 Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 509 Madison Avenue, Suite 306, New York, New York 10022.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us.   Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted.   Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the 2015 Annual Meeting?

The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the issued and outstanding common stock, or 5,379,300 shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the eight (8) nominees for director, “FOR” the ratification of EisnerAmper LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2015 and “FOR ” approval of any adjournment of the 2015 Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” the election of each of the eight (8) nominees for director and “FOR” the ratification of EisnerAmper LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2015.  Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.   In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.   Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.   We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.   Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Tonix Pharmaceuticals Holding Corp. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

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Can I change my vote after submitting my proxy?

Yes.   You can revoke your proxy at any time before the final vote at the meeting.   If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a timely written notice that you are revoking your proxy to the Company at 509 Madison Avenue, Suite 306, New York, New York 10022, Attn: Chief Financial Officer; or

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.   If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

In connection with the treatment of abstentions and broker non-votes, the proposal at this meeting to elect directors is considered a “non-routine” matter, and brokers are not entitled to vote uninstructed shares with respect to this proposal. Only the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm is a routine matter that brokers are entitled to vote shares without receiving instructions.

Our election of directors (Proposal No. 1) is considered to be a “non-routine” matter and as a result, brokers or nominees cannot vote your shares on this proposal in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes.  Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals.  The proposal to elect directors is a non-routine proposal on which the Company expects that brokers or other nominees will not be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock.  Accordingly, broker non-votes will result from this proposal, however, these will have no effect on or be counted towards the vote totals for any other proposals.

How many votes are needed to approve each proposal?

For the election of directors, each of the eight (8) nominees receiving “For” votes at the meeting in person or by proxy will be elected.  Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting in person or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.   Final voting results will be discussed in a Form 8-K filed after the Annual Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Tonix Pharmaceuticals Holding Corp., 509 Madison Avenue, Suite 306, New York, New York 10022, or by sending a letter to Leland Gershell, our Chief Financial Officer, with any questions about the proposal described in this proxy statement or how to execute your vote.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the shareholders will elect eight directors to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the eight nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

NAME	AGE	CURRENT POSITION

Seth Lederman	57	President, CEO and Chairman of the Board of Directors
Stuart Davidson	58	Director
Patrick Grace	59	Director
Donald W. Landry	60	Director
Ernest Mario	76	Director
Charles E. Mather IV	55	Director
John Rhodes	58	Lead Director
Samuel Saks	60	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors, has been furnished to the Company by the respective director nominees:

Seth Lederman, MD became our President, Chief Executive Officer, Chairman of the Board and a Director in October 2011. Dr. Lederman founded Tonix Pharmaceuticals, Inc., a wholly-owned subsidiary of the Company (“Tonix Sub”) in June of 2007 and has acted as its Chairman of the Board of Directors since its inception and as President since June 2010. Dr. Lederman is an inventor on key patents and patent applications underlying our programs including: TNX-102 SL fibromyalgia; TNX-102 SL for post-traumatic stress disorder; TNX-201 for episodic tension-type headache; and TNX-301 for alcoholism. Dr. Lederman has been the Chairman of Krele since its inception in August 2010. Dr. Lederman has also been the President and a director of Tonix Pharmaceuticals (Canada), Inc. since its inception in April 2013, a director of Tonix Pharmaceuticals (Barbados), Ltd. since December 2013 and a director of Tonix Pharma Limited and Tonix Pharma Holdings Limited since December 2014. Since 1996, Dr. Lederman has been an Associate Professor at Columbia University. As an Assistant Professor at Columbia, Dr. Lederman discovered and characterized the CD40-ligand and invented therapeutic candidates to treat autoimmune diseases and transplant rejection. Dr. Lederman has been a Manager of L&L Technologies LLC, or L&L, since 1996. In addition, Dr. Lederman has been the Managing Member of Seth Lederman Co, LLC since January 2007 and the Managing Member of Lederman & Co, LLC, or Lederman & Co, since 2002, both of which are biopharmaceutical consulting and investing companies. Dr. Lederman has also been the Managing Member of Targent Pharmaceuticals, LLC, or Targent, since 2000, and Managing Member of Plumbline LLC since 2002. Targent was a founder of Targent Pharmaceuticals Inc. on which Board of Directors Dr. Lederman served from inception in 2001 until the sale of its assets to Spectrum Pharmaceuticals Inc. in 2006. Between January 2007 and November 2008, Dr. Lederman was a Managing Partner of Konanda Pharma Partners, LLC, a Director of Konanda Pharma Fund I, LP, and a Managing Partner of Konanda General Partner, LLC, which were related private growth equity fund entities. As well, between January 2007 and November 2008, Dr. Lederman was Chairman of Validus Pharmaceuticals, Inc. and Fontus Pharmaceuticals, Inc., which were portfolio companies of the Konanda private growth equity funds. Since December 2011, Dr. Lederman has served as CEO and Chairman of Leder Laboratories Inc., or Leder Labs, and Starling Pharmaceuticals Inc., or Starling, which are biopharmaceutical development companies. Since March 2013, Dr. Lederman has been the chairman of Leder Laboratories, Ltd., a wholly-owned subsidiary of Leder Laboratories Inc. Between 2006 and 2011, Dr. Lederman was a director of Research Corporation, a New York-based non-profit organization. Dr. Lederman received his BA degree in Chemistry from Princeton University in 1979 and his MD from Columbia University in 1983. Dr. Lederman has been a New York State licensed physician since 1985. Dr. Lederman’s significant experience with our patent portfolio and his experience as an entrepreneur, seed capital investor, fund manager, and director of start-up biopharmaceutical companies were instrumental in his selection as a member of the board of directors.

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Stuart Davidson became a Director in October 2011. Between July 2010 and October 2011, Mr. Davidson served as a director of Tonix Sub. Since 2011, Mr. Davidson has been a Managing Director of Sonen Capital. Since 1994, Mr. Davidson has been a Managing Partner of Labrador Ventures. Prior to Labrador, Mr. Davidson founded and served as CEO of Combion, Inc., which was acquired by Incyte. He also served as President of Alkermes, Inc., a biotechnology company focused on drug delivery. Mr. Davidson received his Bachelor’s Degree from Harvard College in 1978 and his MBA from Harvard Business School in 1984. Mr. Davidson’s prior experience as a venture capital investor, entrepreneur, and biotechnology industry executive experience in the leadership of pharmaceutical companies was instrumental in his selection as a member of our board of directors.

Patrick Grace became a Director in October 2011. Between June 2007 and October 2011, Mr. Grace served as a director of Tonix Sub. Mr. Grace was the co-founder of and served as the Managing Partner of Apollo Philanthropy Partners, L.L.C. from October 2008 until October 2012. He has also been President of MLP Capital, Inc., an investment holding company, since 1996. Mr. Grace served in various senior management roles with W. R. Grace & Co. from 1977 to 1995, and was last President and CEO of Grace Logistics Services, Inc. From January 2002 to August 2002, Mr. Grace was also President and Chief Executive Officer of Kingdom Group, LLC (“Kingdom”), a provider of turnkey compressed natural gas fueling systems, and he was Executive Vice President of Kingdom from August 1999 to December 2000. Since 1996, he has been a director of Chemed Corporation. Mr. Grace was a liberal arts major at the University of Notre Dame and earned a MBA in finance from Columbia University. Mr. Grace’s extensive executive experience, along with his membership on the board of directors of a public company, was instrumental in his selection as a member of our board of directors.

Donald W. Landry, MD, PhD became a Director in October 2011. Between June 2007 and October 2011, Dr. Landry served as a director of Tonix Sub. Dr. Landry has been a member of the faculty of Columbia University since 1986, and has served as the Samuel Bard Professor of Medicine, Chair of the Department of Medicine and Physician-in-Chief at New York Presbyterian Hospital/Columbia University since 2008. Dr. Landry was a co-founder and has been a member of L&L since 1996. Dr. Landry received his BS degree in Chemistry from Lafayette College in 1975, his PhD in Organic Chemistry from Harvard University in 1979 and his M.D. from Columbia University in 1983. Dr. Landry has been a New York State licensed physician since 1985. In 2008, Dr. Landry was awarded the Presidential Citizens Medal, the second-highest award that the President can confer upon a civilian. Dr. Landry’s significant medical and scientific background was instrumental in his selection as a member of the board of directors.

Ernest Mario, PhD became a Director in October 2011. Between September 2010 and October 2011, Dr. Mario served as a director of Tonix Sub. Dr. Mario is a former Deputy Chairman and Chief Executive of Glaxo Holdings plc and a former Chairman and Chief Executive Officer of ALZA Corporation. Since April 2014, Dr. Mario has served as Chairman of Capnia, Inc., a specialty pharmaceutical company in Palo Alto, CA.  Between August 2007 and February 2014, Dr. Mario served as the Chief Executive Officer and Chairman of Capnia, Inc. and between February 2014 and April 2014, Dr. Mario served as Executive Chairman.  From 2003 to 2007, he was Chairman and Chief Executive of Reliant Pharmaceuticals, Inc. Dr. Mario is currently a Director of Boston Scientific Corp. (since 2001), Capnia Inc. (since 2007), Celgene Corp. (since 2007), Chimerix, Inc. (since February 2013), Kindred Biosciences, Inc. (since February 2013) and XenoPort Inc. (since 2012). Dr. Mario is also Chairman of Chimerix. Between 2001 and 2013, Dr. Mario was a director of Maxygen Inc. He is Chairman of the American Foundation for Pharmaceutical Education and serves as an advisor to The Ernest Mario School of Pharmacy at Rutgers University. In 2007, Dr. Mario was awarded the Remington Medal by the American Pharmacists’ Association, pharmacy’s highest honor. Dr. Mario received a PhD and an MS in physical sciences from the University of Rhode Island and a BS in pharmacy from Rutgers University. Dr. Mario brings to his service as a director his significant executive leadership experience, including his experience leading several pharmaceutical companies, as well as his membership on public company boards and foundations. He also has extensive experience in financial and operations management, risk oversight, and quality and business strategy.

Charles E. Mather IV became a Director in October 2011. Between April and October 2011, Mr. Mather served as a director of Tonix Sub. Mr. Mather has been a Managing Director of Equity Capital Markets at BTIG since March 2015. From December 2009 to February 2015 he was the Head of Private and Alternative Capital and Co-Head of Equity Capital Markets at Janney Montgomery Scott. Between May 2007 and September 2008, Mr. Mather was the head of the Structured Equity Group at Jefferies Group Inc. Prior to that, Mr. Mather held various senior investment banking positions at Cowen and Company, including as Co-Head of the Private Equity Group. Mr. Mather received a BA in History from Brown University and an MBA in Finance from The Wharton School, University of Pennsylvania. Mr. Mather’s extensive experience advising life science companies as an investment banker was instrumental in his selection as a member of our board of directors.

John Rhodes became a Director in October 2011 and Lead Director in February 2014. Mr. Rhodes has served as President and CEO of the New York State Energy Research and Development Authority since September 2013. Between October 2010 and October 2011, Mr. Rhodes served as a director of Tonix Sub. Between 2005 and 2013, Mr. Rhodes was a director of Dewey Electronics Company, a manufacturer of electronic and electromechanical systems for the military and commercial markets. Between January 2013 and September 2013, he served as director of the Center for Market Innovation at Natural Resources Defense Council. Between April 2007 and June 2010, Mr. Rhodes was a Senior Advisor to Good Energies, Inc., a renewable energy company. Mr. Rhodes is a former Vice President of Booz Allen Hamilton, Inc. Mr. Rhodes is a graduate of Princeton University and the Yale School of Management. Mr. Rhodes’ extensive business and consulting experience, along with his membership on the board of directors of a public company was instrumental in his selection as a member of our board of directors.

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Samuel Saks, MD became a Director in May 2012. Between 2003 and April 2009, Dr. Saks was the chief executive officer and a director of Jazz Pharmaceuticals, Inc., a publicly-held biopharmaceutical company, which he co-founded in 2003. From April 2011 until February 2012, Dr. Saks served as interim Chief Medical Officer of Threshold Pharmaceuticals, a publicly-held biopharmaceutical company. Since November 2013, Dr. Saks has served as the Chief Development Officer of Auspex Pharmaceuticals, Inc., a publicly-held biopharmaceutical company. From 2001 until 2003, Dr. Saks was company group chairman of ALZA Corporation and a member of the Johnson & Johnson Pharmaceuticals Operating Committee. From 1992 until 2001, Dr. Saks held various positions at ALZA, including Chief Medical Officer and Group Vice President, where he was responsible for clinical, regulatory and commercial activities. Previously, Dr. Saks held clinical research and development management positions with Schering-Plough, Xoma and Genentech. Dr. Saks formerly served as a scientific advisor to ArQule Pharmaceuticals, CMEA Ventures and ProQuest Investments. Dr. Saks is currently a Director of Auspex Pharmaceuticals, Inc. (since 2009), Depomed (since 2012), Bullet Biotechnology, Inc. (since 2012), Velocity Pharmaceutical Development LLC (since 2011) and NuMedii (since 2013). From September 2005 until October 2010, Dr. Saks served on the board of directors of Trubion Pharmaceuticals, a publicly-held biopharmaceutical company. Dr. Saks has also served on the board of directors of Corixa, Coulter and Ribozyme. Dr. Saks is board certified in oncology and received a B.S. and an M.D. from the University of Illinois. Mr. Saks’ extensive scientific and medical expertise and experience in formulating partnering and business development strategies, including those involving larger pharmaceutical companies, was instrumental in his selection as a member of our board of directors.

Directors serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

Information about the Board of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board and the Board committees meet during fiscal 2014?

During fiscal 2014, the Board of Directors held five meetings, the Audit Committee held five meetings, the Compensation Committee held three meetings and the Governance and Nominating Committee held one meeting. The Board and Board committees also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Compensation Committee	Governance and Nominating Committee
Seth Lederman
Stuart Davidson		**
Patrick Grace	**
Donald W. Landry			*
Ernest Mario		*
Charles E. Mather IV	*		*
John Rhodes	*		**
Samuel Saks		*

  * Member of Committee

** Chairman of Committee

Audit Committee

Our Audit Committee consists of Patrick Grace, Charles Mather and John Rhodes, with Mr. Grace elected as Chairman of the Committee. Our Board of Directors has determined that each of Messrs. Grace, Mather and Rhodes are “independent” as that term is defined under applicable SEC rules and under the current listing standards of the NASDAQ Stock Market. Mr. Grace is our audit committee financial expert.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2014.

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Compensation Committee

Our Compensation Committee consists of Stuart Davidson, Ernest Mario and Samuel Saks, with Mr. Davidson elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market. Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee.

Our Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Donald Landry, Charles Mather and John Rhodes, with Mr. Rhodes elected as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market.

Our Governance and Nominating Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Governance and Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. In addition, the Governance and Nominating Committee is responsible for developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our shareholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

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•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Governance and Nominating Committee will consider director candidates recommended by shareholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that shareholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at Tonix Pharmaceuticals Holding Corp.;

•	The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock;

•	The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

•	A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

All candidates submitted by shareholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal 2014, except for Form 4s filed late by (i) Seth Lederman, Leland Gershell, Bruce Daugherty, Stuart Davidson, Patrick Grace, Donald Landry, Ernest Mario, Charles Mather, John Rhodes and Samuel Saks, relating to stock option grants made on February 11, 2014, (ii) Seth Lederman relating to stock acquired from the Company in connection with an asset acquisition, (iii) Seth Lederman, Gregory Sullivan, Charles Mather, Donald Kellerman, Patrick Grace, Donald Landry and Samuel Saks, relating to stock option grants made on June 17, 2014 and (iv) Seth Lederman, Leland Gershell, Bruce Daugherty, Gregory Sullivan, Patrick Grace, Charles Mather, Donald Kellerman and John Rhodes, relating to stock options grants made on October 29, 2014, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of EisnerAmper LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015, subject to ratification of the appointment by the Company's shareholders. A representative of EisnerAmper LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2014

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

Audit Fees

The aggregate fees billed by our independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2014 and 2013, including review of our interim financial statements as well as registration statement filings with the SEC and comfort letters issued to underwriters were $258,758 and $251,249, respectively.

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2014 and 2013.

Tax and Other Fees

We incurred fees to our independent auditors for tax services during the fiscal years ended December 31, 2014 and 2013 of $28,350 and $0, respectively.

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 15, 2015:

•	by each person who is known by us to beneficially own more than 5% of our common stock;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Tonix Pharmaceuticals Holding Corp., 509 Madison Avenue, Suite 306, New York New York 10022.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED (1)		PERCENTAGE OF COMMON STOCK (2)
Seth Lederman	Common Stock	621,183	(3)	3.80%
Leland Gershell	Common Stock	101,036	(4)	*
Bruce Daugherty	Common Stock	169,796	(5)	1.05%
Gregory Sullivan	Common Stock	2,731		*
Stuart Davidson	Common Stock	113,120	(6)	*
Patrick Grace	Common Stock	28,320	(7)	*
Donald Landry	Common Stock	105,629	(8)	*
Ernest Mario	Common Stock	231,923	(9)	1.43%
Charles Mather IV	Common Stock	35,448	(10)	*
John Rhodes	Common Stock	123,165	(11)	*
Samuel Saks	Common Stock	57,385	(12)	*
Officers and Directors as a Group (11 persons)	Common Stock	1,544,612	(13)	9.21%

Deerfield Special Situations Fund, L.P. (14)	Common Stock	1,365,000		8.46%
Broadfin Capital, LLC (15)	Common Stock	1,176,639		7.29%
Technology Partners Fund VIII, LP (16)	Common Stock	1,159,247	(17)	6.98%

* Denotes less than 1%

(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 15, 2015 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based upon 16,137,898 shares of common stock issued and outstanding as of April 15, 2015.

(3) Includes 126,202 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 184,628 shares of common stock and 54,500 shares of common stock underlying warrants owned by Lederman & Co, 32,457 shares of common stock and 12,667 shares of common stock underlying warrants owned by L&L, 58,972 shares of common stock and 8,250 shares of common stock underlying warrants owned by Targent, 29,167 shares of common stock and 4,167 shares of common stock underlying warrants owned by Leder Labs and 29,167 shares of common stock and 4,167 shares of common stock underlying warrants owned by Starling. Seth Lederman, as the Managing Member of Lederman & Co and Targent, the Manager of L&L and the Chairman of Leder Labs and Starling, has investment and voting control over the shares held by these entities.

(4) Includes 80,051 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 3,125 shares of common stock underlying warrants.

(5) Includes 54,887 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 55,392 shares of common stock underlying warrants.

(6) Includes 21,204 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 74,536 shares of common stock and 10,834 shares of common stock underlying warrants owned by Lysander, LLC and 6,546 shares owned by Oystercatcher Trust. Stuart Davidson, as the Member of Lysander, LLC and Trustee of Oystercatcher Trust, has investment and voting control over the shares held by these entities.

(7) Includes 21,774 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

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(8) Includes 20,618 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 32,457 shares of common stock and 12,667 shares of common stock underlying warrants owned by L&L. Donald Landry, as a Member of L&L, has investment and voting control over the shares held by this entity.

(9) Includes 20,618 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 10,833 shares of common stock underlying warrants.

(10) Includes 20,618 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 3,000 shares of common stock underlying warrants.

(11) Includes 21,204 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 26,765 shares of common stock underlying warrants.

(12) Includes 20,618 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 14,217 shares of common stock underlying warrants.

(13) Includes 407,794 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 184,628 shares of common stock and 54,500 shares of common stock underlying warrants owned by Lederman & Co, 32,457 shares of common stock and 12,667 shares of common stock underlying warrants owned by L&L, 58,972 shares of common stock and 8,250 shares of common stock underlying warrants owned by Targent, 29,167 shares of common stock and 4,167 shares of common stock underlying warrants owned by Leder Labs, 29,167 shares of common stock and 4,167 shares of common stock underlying warrants owned by Starling, 74,536 shares of common stock and 10,834 shares of common stock underlying warrants owned by Lysander, LLC, 6,546 shares owned by Oystercatcher Trust and 126,347 shares of common stock underlying warrants owned directly by the executive officers and directors.

(14) The mailing address for this beneficial owner is 780 Third Avenue, 37th Floor, New York, New York 10017. Deerfield Mgmt, L.P. is the general partner of Deerfield Special Situations Fund, L.P. Deerfield Management Company, L.P. is the investment manager of Deerfield Special Situations Fund, L.P. Mr. James E. Flynn is the sole member of the general partner of Deerfield Mgmt, L.P. and Deerfield Management Company, L.P. Each of Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and Mr. Flynn may be deemed to beneficially own the securities held by Deerfield Special Situations Fund, L.P.

(15) The mailing address for this beneficial owner is 300 Park Avenue, 25th Floor, New York, New York 10022. Kevin Kotler is the managing member and has voting and investment power over the securities owned by it.

(16) The mailing address for this beneficial owner is 100 Shoreline Highway, Suite 282-B, Mill Valley, California 94941. Sheila Mutter and Roger Quy are the managing members of TP Management VIII, LLC, the general partner of Technology Partners Fund VIII, LP and have voting and investment power over the securities owned by it.

(17) Based upon a Schedule 13G/A filed with the SEC on March 12, 2015. Includes 477,941 shares of common stock underlying warrants.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

NAME	AGE	OFFICES HELD
Seth Lederman	57	President, CEO and Chairman of the Board of Directors
Leland Gershell	43	Chief Financial Officer and Treasurer
Bruce Daugherty	57	Chief Scientific Officer, Controller and Secretary
Gregory Sullivan	49	Chief Medical Officer

Biographical information about Dr. Lederman is provided in “Proposal No. 1 - Election of Directors”.

Leland Gershell, MD PhD became our Chief Financial Officer in April 2012 and our Treasurer in November 2012. From May 2011 to December 2011, Dr. Gershell was Managing Director and Senior Analyst at Madison Williams and Company, where he was responsible for equity research coverage of specialty pharmaceutical and biotechnology companies. From April 2010 to October 2010, Dr. Gershell was Senior Analyst at Favus Institutional Research, where he was responsible for issuing research reports on a variety of healthcare companies to institutional investors. From October 2008 to October 2009, Dr. Gershell was Senior Analyst at Apothecary Capital, a healthcare investment firm. From November 2004 to September 2008, Dr. Gershell was an equity research analyst at Cowen and Company, most recently as Vice President, where he was responsible for the equity research coverage of small and middle capitalization biotechnology companies. Dr. Gershell earned his M.D. and Ph.D. in Organic Chemistry from Columbia University and his B.A. magna cum laude in Chemistry and Asian Studies from Dartmouth College. Dr. Gershell is an inventor on patents for SAHA/vorinostat, which is marketed by Merck as Zolinza® and is the first histone deacetylase (HDAC) inhibitor to receive FDA approval.

Bruce Daugherty, PhD became our Controller in April 2012, our Secretary in November 2012 and our Chief Scientific Officer in August 2013. Between April 2012 and August 2013, Dr. Daugherty was our Senior Director of Drug Development. Dr. Daugherty has also been the Secretary and a director of Tonix Pharmaceuticals (Canada), Inc. since its inception in April 2013. Since January 2009, Dr. Daugherty has worked as a consultant to academia and biotechnology companies in drug discovery/development and licensing through his consulting company, LeClair Pharma Consulting, LLC. Dr. Daugherty was a consultant to our company between November 2011 and March 2012. In 2009, Dr. Daugherty was employed at Assumption College in Mendham, New Jersey, where he was a lecturer in Biology for freshman students. From 1987 to 2008, Dr. Daugherty was employed at Merck & Co., where he was a scientist in drug discovery and development. Dr. Daugherty earned his MBA from Emory University’s Goizueta Business School, his PhD in Molecular Genetics and Microbiology from Rutgers University-Robert Wood Johnson Medical School, his MS in Zoology from Rutgers University and his BA in Biology from Washington University in St. Louis.

Gregory Sullivan, MD became our Chief Medical Officer on June 3, 2014. Prior to that date, he served on our Scientific Advisory Board since October 2010, and had also provided ad hoc consulting services. Previously, Dr. Sullivan had been a member of the faculty of Columbia University since July 1999, where he served as an Assistant Professor of Psychiatry in the Department of Psychiatry at Columbia University Medical Center (CUMC) until June 2014. Between June 1997 and August 2014, Dr. Sullivan maintained a part-time psychiatry practice. He served as a Research Scientist at the New York State Psychiatric Institute (NYSPI) from December 2006 to June 2014. He also served as a member of the Institutional Review Board of the NYSPI from January 2009 to June 2014. As Principal Investigator and Co-Investigator on several human studies of posttraumatic stress disorder (PTSD), Dr. Sullivan has administered the recruitment, biological assessments, treatment, and safety of participants with PTSD in clinical trials of the disorder. He has published more than 50 articles and chapters on research topics ranging from stress and anxiety disorders to abnormal serotonin receptor expression in depression, PTSD and panic disorder. He is a recipient of grants from the National Institute of Mental Health (NIMH), the Anxiety Disorders Association of America, NARSAD, the Dana Foundation, and the American Foundation for Suicide Prevention. Dr. Sullivan received a BA in Biology from the University of California, Berkeley, and received his MD from the College of Physicians & Surgeons at Columbia University.  He completed his residency training in psychiatry at CUMC, and then a two-year NIMH-sponsored research fellowship in anxiety and affective disorders before joining the faculty at Columbia.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

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4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION

Tonix Executive Total Compensation Program

Our executive total compensation program intends to support our long-term growth, realization of product and market success, and alignment of our executives with our shareholders and investors. Our key compensation program objectives are therefore, to:

•	Attract and retain the necessary talent to be a successful company long-term;

•	Reward executives for achievement of key product/market milestones critical to our long-term success;

•	Reward executives for both individual and company performance; and

•	Reward executives for the creation of long-term shareholder value.

We are a pharmaceutical company with product candidates in various stages of clinical trials and no products approved for marketing. Accordingly, we prefer to use equity-based compensation, where appropriate, rather than cash-based compensation, in our executive total compensation program. We use each component of compensation as follows:

•	Base Salary – to be conservatively competitive with industry peers (i.e., similarly sized biopharma/tech companies at a similar market/life cycle stage), and across other industries where appropriate;

•	Annual Incentives – to provide a competitive bonus for achieving specific annual performance milestones and goals as set by the Board;

•	Equity-based Incentives – to provide a significant incentive to motivate and reward our executives for creating long-term shareholder value; and

•	Other Benefit Programs – to provide competitive protections for health, welfare and retirement.

We are outlining the rationale for our actions taken with respect to our named executive officers (NEO) base salary, stock option awards, and their annual bonus as reported in the summary compensation table below.

2014 Base Salary Increases

The prior employment agreements Drs. Gershell and Daugherty provided for an increase to their respective base salaries should we achieve $20 million in additional financing. In January 2014, we completed total financing that exceeded this threshold, and therefore, the base salaries for Drs. Gershell and Daugherty were increased as of January 29, 2014. In addition, in 2014, Dr. Lederman became an employee and entered into an employment agreement, whereas prior to that, he served as our President and Chief Executive Officer pursuant to a consulting agreement. Accordingly, the Compensation Committee recommended, and the Board approved, an increase to Dr. Lederman's base salary in 2014 to competitively compensate him for his services to the Company as the founder, Chief Executive Officer, President and Chairman of the Board.

2014 Stock Option Grants

We awarded three separate stock option grants to our NEOs in 2014 for the following reasons:

•	The February grants were intended to be our annual stock option grants, however, we were unable to make fully competitive stock option grants due to the lack of available shares under our existing shareholder-approved stock incentive plans;

•	The June grants were intended to provide, in combination with the February grants, a fully competitive annual grant. The June grant was made after the shareholders approved a new stock incentive plan; and

•	The October grants were supplemental grants recommended by the Compensation Committee and approved by the Board as a result of significant retention risk we faced with our team. As of that date, all of our outstanding stock options previously granted had exercise prices that were significantly higher (between 148% and 449%) than the fair market value of our common stock. In keeping with our emphasis on equity-based compensation, we awarded these stock options in lieu of additional cash compensation as may be used for retention purposes. In addition, these options were granted at the fair market value as of grant date, providing an additional incentive for our executives to create long-term shareholder value.

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2014 Bonuses

The Compensation Committee recommended, and the Board approved, the award of bonuses to each NEO for 2014, considering the progress made in advancing several of our drug candidates into clinical development during 2014, which was offset by the results of our BESTFIT study, whereby TNX-102 SL did not achieve statistical significance in the primary outcome measure. The bonuses awarded to Drs. Lederman, Gershell and Daugherty were lower than had been awarded for 2013, reflecting the Compensation Committee’s judgment of the overall performance of the Company and each NEO. In addition, 25% of Dr. Lederman’s 2014 bonus was delivered in the form of stock options with a grant date fair value equivalent to the foregone cash bonus. This is consistent with our total compensation philosophy and further aligns Dr. Lederman with our shareholders.

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, the two highest paid executive officers and up to two other highest paid individuals whose total annual salary and bonus exceeded $100,000 for fiscal years 2014 and 2013.

2014 Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Seth Lederman (1)	2014	371,875	170,000	(2)	-	2,273,980	-	-	37,723	(3)	2,853,578
Chief Executive Officer	2013	-	277,500		-	528,525	-	-	265,625	(3)	1,071,650

Leland Gershell	2014	315,845	97,500		-	851,852	-	-	-		1,265,197
Chief Financial Officer	2013	185,415	128,750		-	411,075	-	-	-		725,240

Bruce Daugherty (4)	2014	217,747	44,000		-	727,334	-	-	-		989,081
Chief Scientific Officer	2013	150,662	87,500		-	234,900	-	-	-		473,062

(1)	Dr. Lederman became our President and Chief Executive Officer on October 7, 2011. His compensation reflects payments made to him either through Tonix or Tonix Sub.
(2)	$42,500 of the bonus was paid through the issuance of 7,143 stock options that were fully vested upon granting.
(3)	Represents $37,723 and $265,625 of consulting fees paid to Lederman & Co for the years ended December 31, 2014 and 2013, respectively. Effective February 11, 2014, Dr. Lederman switched from consultant status to an employee.
(4)	Dr. Daugherty became our Chief Scientific Officer on August 14, 2013.

Option/SAR Grants in Fiscal Year Ended December 31, 2014

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Seth Lederman	2/11/2014	71,000	$15.88	$817,845
	6/17/2014	100,000	$9.87	$876,066
	10/29/2014	100,000	$6.68	$580,069

Leland Gershell	2/11/2014	32,000	$15.88	$368,606
	6/17/2014	30,000	$9.87	$262,820
	10/29/2014	38,000	$6.68	$220,426

Bruce Daugherty	2/11/2014	26,000	$15.88	$299,493
	6/17/2014	25,000	$9.87	$219,016
	10/29/2014	36,000	$6.68	$208,825

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Outstanding Equity Awards at Fiscal Year-End Table

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Seth Lederman	30,135	4,865	$30.00	5/9/2022
	41,250	26,250	$10.20	2/12/2023
	-	71,000	$15.88	2/11/2024
	-	100,000	$9.87	6/17/2024
	-	100,000	$6.68	10/29/2024

Leland Gershell	21,520	3,480	$30.00	5/9/2022
	32,080	20,420	$10.20	2/12/2023
	-	32,000	$15.88	2/11/2024
	-	30,000	$9.87	6/17/2024
	-	38,000	$6.68	10/29/2024

Bruce Daugherty	17,231	2,769	$30.00	5/9/2022
	18,330	11,670	$10.20	2/12/2023
	-	26,000	$15.88	2/11/2024
	-	25,000	$9.87	6/17/2024
	-	36,000	$6.68	10/29/2024

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,226,800	$12.40	1,123,200
Equity compensation plans not approved by security holders	-	-	-
Total	1,226,800	$12.40	1,123,200

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Employment Agreements with Seth Lederman, Leland Gershell and Bruce Daugherty

On February 11, 2014, the Company entered into an employment agreement (the “Lederman Agreement”) with Dr. Seth Lederman (“Lederman”) to continue to serve as our President, Chief Executive Officer and Chairman of the board of directors of the Company (the “Board”).   On March 14, 2014, the Company entered into an employment agreement (the “Daugherty Agreement”) with Dr. Bruce Daugherty (“Daugherty”) to continue to serve as our Chief Scientific Officer.  On March 19, 2014, the Company entered into an employment agreement (the “Gershell Agreement” and together with the Lederman Agreement and Daugherty Agreement, the “Agreements”) with Dr. Leland Gershell (“Gershell” and together with Lederman and Daugherty, the “Executives”) to continue to serve as our Chief Financial Officer and Treasurer.

The base salaries for Lederman, Gershell and Daugherty under the Agreements are $425,000, $325,000 and $220,000 per annum, respectively.  The Agreements have an initial term of one year and automatically renew for successive one year terms unless either party delivers written notice not to renew at least 60 days prior to the end of the current term.

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Pursuant to the Agreements, if the Company terminates Executive’s employment without Cause (as defined in the Agreements) or Executive resigns for Good Reason (as defined in the Agreement), the Executive is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other benefits, if any, under any group retirement plan, nonqualified deferred compensation plan, equity award plan or agreement, health benefits plan or other group benefit plan to which Executive may be entitled to under the terms of such plans or agreements; (2) a lump sum cash payment in an amount equal to 12 months of his base salary as in effect immediately prior to the date of termination; (3) continuation of health benefits for Executive and his eligible dependents for a period of 12 months following the date of termination; and (4) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following termination had such Executive remained continuously employed by the Company during such period.

Pursuant to the Agreement, if Executive’s employment is terminated as a result of death or permanent disability, Executive or his estate, as applicable, is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the end of the month in which termination occurs (except that for Lederman, it is through the date of termination) at the rate then in effect; (2) a lump sum cash payment in an amount equal to six months of his base salary as in effect immediately prior to the date of termination; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

If Executive is terminated without Cause or resigns for Good Reason during the period commencing 90 days prior to a Change in Control (as defined below) or 12 months following a Change in Control, Lederman shall be entitled to receive, in lieu of the severance benefits described above, the following payments and benefits: (1) a lump sum cash payment in an amount equal to 36 months (18 months for Gershell and Daugherty) of his base salary as in effect immediately prior to the date of termination, except that, while Executive is still entitled to the Sale Bonus (as defined below), it will only be 18 months (9 months for Gershell and Daugherty); (2) continuation of health benefits for Executive and his eligible dependents for a period of 24 months (12 months for Gershell and Daugherty) following the date of termination, except that, while Executive is still entitled to the Sale Bonus it will only be 12 months (6months for Gershell and Daugherty); and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

If during the term of the Agreement or within 120 days after Executive is terminated without Cause or resigns for Good Reason, following a Change in Control, the Company consummates a Change in Control transaction in which the Enterprise Value (as defined below) equals or exceeds $50 million, Executive shall be entitled to receive a lump sum payment equal to (i) for Lederman, 4.4% of the Enterprise Value, (ii) for Gershell, 2.0% of the Enterprise Value, and (iii) for Daugherty, 1.6% of the Enterprise Value (the “Sale Bonus”).  The Sale Bonus provision of the Agreement will terminate upon the Company granting Executive long-term incentive compensation mutually agreed to by the Board and such Executive.

For purposes of the Agreements, “Cause” generally means (1) commission of an act of fraud, embezzlement or dishonesty or some other illegal act that has a demonstrable material adverse impact on the Company or any successor or affiliate of the Company, (2) conviction of, or entry into a plea of “guilty” or “no contest” to, a felony, and (3) unauthorized use or disclosure of the Company’s confidential information or trade secrets or any successor or affiliate of the Company that has, or may reasonably be expected to have, a material adverse impact on any such entity.

For purposes of the Lederman Agreement, “Cause” also means (1) gross negligence, failure to follow a material, lawful and reasonable request of the Board or material violation of any duty of loyalty to the Company or any successor or affiliate of the Company, or any other demonstrable material willful misconduct by Lederman, (2) ongoing and repeated failure or refusal to perform or neglect of his duties as required by his employment agreement, which failure, refusal or neglect continues for 30 days following Lederman’s receipt of written notice from the Board stating with specificity the nature of such failure, refusal or neglect, provided that such failure to perform is not as a result of illness, injury or medical incapacity, or (3) material breach of any Company policy or any material provision of the Lederman Agreement.

For purposes of the Gershell Agreement and Daugherty Agreement, “Cause” also means (1) gross negligence, failure to follow a material, lawful and reasonable request of the CEO or material violation of any duty of loyalty to the Company or any successor or affiliate of the Company, or any other demonstrable material misconduct by Gershell or Daugherty, (2) ongoing and repeated failure or refusal to perform or neglect of his duties as required by his employment agreement, which failure, refusal or neglect continues for 30 days following receipt of written notice from the Company stating with specificity the nature of such failure, refusal or neglect, or (3) breach of any Company policy or any material provision of the Gershell Agreement or Daugherty Agreement, as applicable.

For purposes of the Agreements, “Good Reason” generally means (1) a material diminution in Executive’s title, authority, duties or responsibilities, (2) a material diminution in the executive officer’s base compensation, unless such a reduction is imposed across-the-board to the Company’s senior management, and for purposes of the Lederman Agreement, such reduction is not greater than 15%, (3) a material change in the geographic location at which the executive officer must perform his duties, (4) any other action or inaction that constitutes a material breach by the Company or any successor or affiliate of the Company’s obligations to Executive under the Agreement, or (5) the Company elects not to renew the Agreement for another term.

For purposes of the Agreements, “Change in Control” generally means:

•	A transaction or series of transactions (other than public offerings) that results in any person or entity or related group of persons or entities (other than the Company, its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 40% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;

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•	(1) a merger, consolidation, reorganization, or business combination or (2) the sale, exchange or transfer of all or substantially all of the Company’s assets in any single transaction or series of transactions or (3) the acquisition of assets or stock of another entity, in each case other than a transaction:

o	which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent, directly or indirectly, at least 60% of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and

o	after which no person or group beneficially owns voting securities representing 40% or more of the combined voting power of the Company or its successor; provided, however, that no person or group is treated as beneficially owning 40% or more of combined voting power of the Company or its successor solely as a result of the voting power held in the Company prior to the consummation of the transaction.

For purposes of the Agreements, “Enterprise Value” generally means (1) in a Change in Control in which consideration is received by the Company, the total cash and non-cash consideration, including debt assumed, received by the Company, net of any fees and expenses in connection with the transaction and (2) in a Change in Control in which consideration is payable to the stockholders of the Company, the total cash and non-cash consideration, including debt assumed, payable to the Company’s stockholders net of any fees and expenses in connection with the transaction.  Enterprise Value also includes any cash or non-cash consideration payable to the Company or to the Company’s stockholders on a contingent, earnout or deferred basis.

Employment Agreement with Gregory Sullivan

On June 3, 2014, the Company entered into an employment agreement (the “Sullivan Agreement”) with Dr. Gregory Sullivan (“Sullivan”) to serve as our Chief Medical Officer.  The base salary for Sullivan under the Sullivan Agreement is $225,000 per annum.  The Sullivan Agreement has an initial term of one year and automatically renews for successive one year terms unless either party delivers written notice not to renew at least 60 days prior to the end of the current term.

Pursuant to the Sullivan Agreement, if the Company terminates Sullivan’s employment without Cause (as defined in the Sullivan Agreement) or Executive resigns for Good Reason (as defined in the Sullivan Agreement), Sullivan is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other benefits, if any, under any group retirement plan, nonqualified deferred compensation plan, equity award plan or agreement, health benefits plan or other group benefit plan to which Sullivan may be entitled to under the terms of such plans or agreements; (2) a lump sum cash payment in an amount equal to 12 months of his base salary as in effect immediately prior to the date of termination; (3) continuation of health benefits for Sullivan and his eligible dependents for a period of 12 months following the date of termination; and (4) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following termination had Sullivan remained continuously employed by the Company during such period.

Pursuant to the Sullivan Agreement, if Sullivan’s employment is terminated as a result of death or permanent disability, Sullivan or his estate, as applicable, is entitled to his fully earned but unpaid base salary through the end of the month in which termination occurs at the rate then in effect.

For purposes of the Sullivan Agreement, “Cause” generally means (1) commission of an act of fraud, embezzlement or dishonesty or some other illegal act that has a demonstrable material adverse impact on the Company or any successor or affiliate of the Company, (2) conviction of, or entry into a plea of “guilty” or “no contest” to, a felony, (3) unauthorized use or disclosure of the Company’s confidential information or trade secrets or any successor or affiliate of the Company that has, or may reasonably be expected to have, a material adverse impact on any such entity, (4) gross negligence, failure to follow a material, lawful and reasonable request of the Company or material violation of any duty of loyalty to the Company or any successor or affiliate of the Company, or any other demonstrable material misconduct by Sullivan, (5) ongoing and repeated failure or refusal to perform or neglect of his duties as required by his employment agreement, which failure, refusal or neglect continues for 30 days following Sullivan’s receipt of written notice from the Company stating with specificity the nature of such failure, refusal or neglect, or (6) material breach of any Company policy or any material provision of the Sullivan Agreement.

For purposes of the Sullivan Agreement, “Good Reason” generally means (1) a material diminution in Executive’s title, authority, duties or responsibilities, (2) a material diminution in the executive officer’s base compensation, unless such a reduction is imposed across-the-board to the Company’s senior management and such reduction is not greater than 15%, (3) a material change in the geographic location at which the executive officer must perform his duties, (4) any other action or inaction that constitutes a material breach by the Company or any successor or affiliate of the Company’s obligations to Sullivan under the Agreement, or (5) the Company elects not to renew the Agreement for another term.

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Director Compensation

2014 Stock Option Grants

We awarded three separate stock option grants to our independent Board members in 2014 for the following reasons:

•	The February grants were intended to be our annual stock option grants, however, we were unable to make fully competitive stock option grants due to the lack of available shares under our existing shareholder-approved stock incentive plans;

•	The June grants were intended to provide, in combination with the February grants, a fully competitive annual grant. The June grant was made after the shareholders approved a new stock incentive plan; and

•	The October grants were supplemental grants recommended by the Compensation Committee and approved by the Board. The two primary reasons for these supplemental grants were that (i) our directors have foregone competitive cash retainers in past years for their services and (ii) all of our outstanding stock options previously granted to the directors had exercise prices that were significantly higher (between 148% and 449%) than the fair market value of our common stock at that time. All but one of our directors have served in such capacity since prior to going public in 2011, with the other director joining shortly thereafter in 2012. These directors received no cash compensation until 2013, when we began proving a nominal cash retainer that we believe is well below market norms. In keeping with our emphasis on equity-based compensation, we awarded these stock options in lieu of increasing their cash retainer.

Directors Compensation Table

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2014 for services to our company.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Stuart Davidson	$25,000	$136,161	$161,161
Patrick Grace	$25,000	$136,161	$161,161
Donald Landry	$25,000	$136,161	$161,161
Ernest Mario	$25,000	$136,161	$161,161
Charles Mather IV	$25,000	$136,161	$161,161
John Rhodes (1)	$25,000	$172,564	$197,564
Samuel Saks	$25,000	$136,161	$161,161
Total:	$175,000	$989,530	$1,164,530

(1)	Mr. Rhodes, as lead director, received more stock options than the other directors in lieu of an additional cash retainer.

COMPENSATION CONSULTANTS

Since April 2012, the Compensation Committee has retained the same executive compensation consultant, who now works for FGMK LLC. Retained by and reporting directly to the Compensation Committee, FGMK has provided the Compensation Committee with assistance in evaluating the Company’s executive compensation programs and policies, and, where appropriate, has assisted with the redesign and enhancement of elements of the programs. The scope of FGMK’s assignments in 2014 included:

•	Development of recommendations related to the Company’s new stock option plan and employee stock purchase plan, including the share reserve to be requested for each plan;

•	Review of long-term incentive program design and assistance with determination of cash- and equity-based awards;

•	Provision of external perspective on executive compensation, including development of key trends reports regarding executive compensation, evolving best practices and relevant regulatory changes;

•	Review of the total compensation program, including competitive peer group comparisons and analysis, and analysis of executive benchmark positions and competitive levels in relation to broader market survey data, and assessment of annual NEO pay and performance relationship versus the peer group; and

•	Periodic compensation consulting at the request of the Compensation Committee and management.

FGMK also advises the Compensation Committee with respect to non-employee director compensation. At the Compensation Committee’s request, FGMK has provided data regarding the amounts and type of compensation paid to non-employee directors at the companies in Tonix’s peer group, and has also identified trends in director compensation. All decisions regarding non-employee director compensation are recommended by the Compensation Committee and approved by the Board. In addition to providing background information and written materials, FGMK representatives attend meetings at which the Compensation Committee believes that its expertise would be beneficial to the Compensation Committee’s discussions.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, during the last two fiscal years, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding common, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

On June 4, 2010, Tonix Sub entered into a consulting agreement with Lederman & Co, of which our Chairman, CEO and President Seth Lederman is the Managing Member. Pursuant to this agreement, Lederman & Co shall provide clinical development, strategic, management and operational consulting services. In exchange for its services, Tonix Sub shall pay Lederman & Co compensation of $250,000 per annum and issued to Lederman & Co 261,784 shares of its common stock, 20% of which vested on the date of the agreement and the remainder vesting in equal amounts on each of the first, second, third and fourth anniversaries of the date of the agreement. On August 1, 2011, the cash compensation was reduced to $127,000 per annum. On February 1, 2012, the cash compensation was increased to $250,000 per annum. Immediately prior to the Share Exchange, the unvested shares of common stock vested.

On July 31, 2013, we sold a promissory note in the principal face amount of $150,000 to Lederman & Co., LLC in exchange for $150,000. The note is payable on demand at any time after one year from issuance and bears no interest.

On July 31, 2013, we sold a promissory note in the principal face amount of $50,000 to Eli Lederman in exchange for $50,000. The note is payable on demand at any time after one year from issuance and bears no interest.

On August 1, 2013, we sold a promissory note in the principal face amount of $80,000 to Lederman & Co., LLC in exchange for $80,000. The note is payable on demand at any time after one year from issuance and bears no interest.

On March 18, 2014, we, through our wholly owned subsidiary, Tonix Pharmaceuticals (Barbados) Ltd, entered into an asset purchase agreement (the “Starling Agreement”) with Starling Pharmaceuticals, Inc. (“Starling”) and an asset purchase agreement (the “Leder Agreement” and together with the Starling Agreement, the “Agreements”) with Leder Laboratories, Inc. (“Leder”). Seth Lederman, our Chairman and Chief Executive Officer, is the Chairman, CEO and majority owner (through majority-owned entities) of Starling and Leder.

Pursuant to the Starling Agreement, we acquired from Starling rights to a United States patent application for radio- and chemo-protective agents and related intellectual property rights, in exchange for $125,000 and 25,000 shares of our common stock. Pursuant to the Leder Agreement, we acquired from Leder rights to a United States patent application for novel smallpox vaccines and related intellectual property rights, in exchange for $125,000 and 25,000 shares of our common stock.

On July 31, 2014 and August 1, 2014, we repaid $200,000 and $80,000, respectively, of promissory notes to Lederman & Co., LLC and Eli Lederman, respectively.

On February 3, 2015, we entered into an underwriting agreement for an offering of common stock with a group of underwriters, including Janney Montgomery Scott LLC. Charles Mather, one of our directors, was a Managing Director of Janney until February 2015.

PROPOSALS OF SHAREHOLDERS FOR THE 2016 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2016 Annual Meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).   To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: 509 Madison Avenue, Suite 306, New York, New York 10022, Attention: Secretary, no later than December 29, 2015 (120 days before the anniversary of this year’s mailing date).

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such Annual Meeting of shareholders, without any discussion of the matter in the proxy statement.

In addition, our Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an Annual Meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 60 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 90 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s Annual Meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary at least (a) 60 calendar days before the date for the annual meeting to be held or 10 calendar days following the date on which public announcement of the date for the annual meeting is first made by the Company, and (b) no more than 90 calendar days before the date for the Annual Meeting.

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A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Company’s Board of Directors; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors

New York, New York
April 22, 2015

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 PROXY

TONIX PHARMACEUTICALS HOLDING CORP.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 8, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints SETH LEDERMAN and LELAND GERSHELL and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on June 8, 2015, at 10:00 a.m., local time, at the offices of the Company at 509 Madison Avenue, Suite 306, New York, New York 10022 or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders to be held June 8, 2015.

This Proxy Statement and our 2014 Annual Report on Form 10-K are available at:

http://viewproxy.com/tonixpharma/2015/.

Please mark your votes like this ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES”

IN PROPOSAL 1 AND “FOR” IN PROPOSAL 2

1. Election of Directors			WITHHOLD		2.	Proposal to ratify the appointment of	FOR	AGAINST	ABSTAIN
Nominees:		FOR	AUTHORITY	FOR ALL		EisnerAmper LLP as the Company’s	☐	☐	☐
		ALL	FOR ALL	EXCEPT		independent registered public accounting
01 Seth Lederman	05 Ernest Mario	☐	☐	☐		firm for the fiscal year ending December
02 Stuart Davidson	06 Charles E. Mather IV					31, 2015.
03 Patrick Grace	07 John Rhodes
04 Donald W. Landry	08 Samuel Saks

INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below.	I plan to attend the meeting ☐

Date:

Signature

Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐	CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

  CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to
vote your proxy. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.